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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 26, 2001

                               ISONICS CORPORATION
           (Name of small business issuer as specified in its charter)


CALIFORNIA                       001-12531                77-0338561
State of                      Commission File            IRS Employer
Incorporation                    Number                Identification No.



                5906 MCINTYRE STREET, GOLDEN, COLORADO 80403
                    Address of principal executive offices

                                  303-279-7900
                           Telephone number, including
                                    Area code

                                 NOT APPLICABLE
          Former name or former address if changed since last report



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ITEM 5 - OTHER EVENTS

      Isonics Corporation (NasdaqSC:ISON/ISONW) (OTCBB:ISONL/ISONZ) and (Frankfurt:IO9) a leader in the development of isotopically pure silicon-28 announced today that holders of more than the required two-thirds of the total outstanding Class B and Class C warrants have consented to a change in the terms of the Class B warrant, which among other things, fixes the Class B warrant exercise price at $1.50 (subject only to normal dilution adjustments as described in the warrant agreement).

      The change eliminated the section of the warrant agreement that provided for a price adjustment to $0.75 from $1.50 to the extent that a warrant holder submitted a warrant for exercise at a time when a registration statement relating to such exercise was not current and in effect after June 13, 2001. Holders of publicly traded Class B warrants should note that there is and has been a registration statement in effect and current related to those warrants and therefore, their warrants were never subject to such exercise price adjustment. This change makes the terms of the publicly traded warrants consistent with the Class B warrants sold in the December placement with the result being that no Isonics Class B warrants may be exercised at a price other than $1.50.

      Isonics will shortly mail written notification to all of our Class B and Class C warrant holders as required by SEC rules. This amendment will become effective 30 days after that mailing.

      Isonics is a world leader in isotopically engineered materials and produces isotopically pure silicon-28 chemicals and wafers for the semiconductor industry. Isonics also markets and sells stable isotopes for the health care industry such as carbon-13 for diagnostic breath tests and drug design, and oxygen-18 for positron emission tomography (PET) imaging. Stable isotopes can be thought of as ultra pure materials. For additional information visit www.isonics.com.

      Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB for the year ended April 30, 2000, and its quarterly report on Form 10-QSB for the nine months ended January 31, 2001, both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th day of July 2001.

                                          ISONICS CORPORATION


                                          By:         /s/ James E. Alexander
                                                ------------------------------
                                                James E. Alexander
                                             President  and  Chief   Executive
                                             Officer